UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2021

HCI GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	01-34126	20-5961396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3802 Coconut Palm Drive Tampa, Florida 33619
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(813) 405-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement

Effective October 1, 2021, the annual salary of our chief executive officer, Paresh Patel, was set at $950,000, of which $475,000 is to be paid by our subsidiary corporation, TypTap Insurance Group, Inc.

TypTap also awarded Mr. Patel an option to purchase 5,000,000 shares of TypTap common stock at an exercise price of $23 per share. The option vests over a four-year period and has a 10-year term. The option was awarded pursuant to TypTap’s 2021 Omnibus Incentive Plan, which authorizes TypTap, among other things, to grant restricted shares, restricted stock units, incentive stock options, non-qualified stock options, and other stock-based awards to officers, directors, employees, and consultants. A total of 7,700,000 shares are reserved for issuance under the plan. That number will be increased annually by a number of shares equal to the least of: (i) 4,000,000 shares, (ii) 2% of the outstanding shares of all classes of TypTap’s common stock as of the last day of the immediately preceding fiscal year or (iii) such other number of shares as its board of directors may determine. The Plan is administered by TypTap’s board of directors or a committee of TypTap directors appointed by the board. The plan contains various other customary terms and conditions and, unless terminated sooner, will terminate on the 10th anniversary of its effective date.

The foregoing summary of the stock option award and the Omnibus Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the stock option award agreement and the Omnibus Incentive Plan appearing respectively as exhibit 99.1 and 99.2 to this Form 8-K.

Item 5.02 Compensatory Arrangements of Certain Officers

The matters discussed in Item 1.01 are hereby incorporated into this Item 5.02.

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Stock Option Award
99.2	TypTap Insurance Group, Inc. 2021 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 7, 2021.

HCI GROUP, INC.

BY:	/s/ Andrew L. Graham
Name: Andrew L. Graham Title: General Counsel

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.